Income Taxes (Notes)	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes
11. Income Taxes
Compared to the federal statutory rate of 35%, our effective tax rates for the three and six months ended June 30, 2016 and 2015, were 27.1%, 28.5%, 26.8% and 26.2%, respectively. The effective tax rates for the three and six months ended June 30, 2016 and 2015, were lower than the statutory rate primarily due to the reduction of taxable income associated with the non-controlling interests in NTI and WNRL. As of June 23, 2016, all of NTI's taxable income will be subject to income taxes at the Western consolidated level.
We are subject to examination by the Internal Revenue Service for tax years ending December 31, 2012, or after and by various state and local taxing jurisdictions for tax years ending December 31, 2011, or after.
We believe that it is more likely than not that the benefit from certain state net operating loss ("NOL") carryforwards related to the Yorktown refinery will not be realized. Accordingly, a valuation allowance of $20.8 million was previously provided against the deferred tax assets relating to these NOL carryforwards at June 30, 2016. There was no change in the valuation allowance for the Yorktown NOL carryforwards from December 31, 2015.
As of June 30, 2016, we have recorded a liability of $41.2 million for unrecognized tax benefits, of which $21.9 million would affect our effective tax rate if recognized. There was an increase of $1.0 million in our unrecognized tax benefits for the three and six months ended June 30, 2016. We also recognized $0.3 million and $0.5 million in interest and penalties for the three and six months ended June 30, 2016, respectively, and $0.1 million and $0.2 million in interest and penalties for three and six months ended June 30, 2015, respectively.